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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): SEPTEMBER 6, 2000
                                                  ------------------------------


                              SHAW INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


           GEORGIA                       1-6853              58-1032521
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   (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)            File Number)        Identification No.)


616 EAST WALNUT AVENUE, P. O. DRAWER 2128, DALTON, GEORGIA           30720
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        (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (706) 278-3812
                                                   -----------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

     On September 6, 2000, Shaw Industries, Inc. issued the press release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibits.

        99.1. Press release issued September 6, 2000.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 6, 2000              SHAW INDUSTRIES, INC.



                                      By:  /s/ Bennie M. Laughter
                                         ---------------------------------------
                                          Name:  Bennie M. Laughter
                                                 -------------------------------
                                          Title: Vice President, Secretary and
                                                 General Counsel
                                                 -------------------------------
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                                  EXHIBIT INDEX

NO.                DESCRIPTION
---                -----------
99.1     Press release issued September 6, 2000